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                                                                    Exhibit 99.2


PRESS RELEASE

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION:

William E. Collins
Vice President, Administration
(256) 895-2339

INTEGRATED DEFENSE TECHNOLOGIES ANNOUNCES OPERATING RESULTS FOR FIRST QUARTER
2002

REPORTS PRO FORMA EARNINGS OF $.09 PER SHARE AND 16% REVENUE INCREASE

HUNTSVILLE, ALA., April 25, 2002 --- Integrated Defense Technologies, Inc. (NYSE: IDE) today reported operating results for its first quarter ended March 31, 2002. The Company completed its initial public stock offering and commenced trading on the New York Stock Exchange on February 27, 2002, using a significant portion of the proceeds of the offering for debt retirement and refinancing.

Revenues for the quarter totaled $68.4 million, compared to $58.8 million for the first quarter of 2001. Excluding the impact on earnings of its one-time debt retirement and refinancing charges, the Company earned a pro forma net income for the quarter of $1.6 million or $.09 per share, compared to a net loss of $0.6 million or $.05 per share for the first quarter of 2001. Including the impact of these one-time charges, the Company had a GAAP basis net loss of $11.1 million or $.70 per share for the quarter. Bookings for the quarter totaled $70.3 million, a $9.0 million or 15% increase over the prior year period. Funded backlog at the end of the quarter was $223 million.

"We are pleased with the success of our public offering and with our results from operations for the first quarter," said Thomas J. Keenan, President and Chief Executive Officer of Integrated Defense. "The IPO has allowed us to reduce debt, strengthen our balance sheet, and continue growing the Company," Keenan added. "We think that companies who listen to their customers, act quickly, and make the right investments in technology stand to benefit from the changes facing the U.S. Military, and we have positioned Integrated Defense to be a key player in these changes."

The Company had several important contract wins in the first quarter, most notably the Light Armored Vehicle Service Life Extension Program for the U.S. Marine Corp. at $17 million with an estimated total contract value of $64 million over five years, a $6.5 million contract for the Multifunction Range Instrumentation System and Global Positioning System visualization software, and a number of contracts for the Abrams main battle tank and the Bradley Fighting Vehicle, with a total value of approximately $29 million.

Integrated Defense will provide an on-line, real-time webcast and rebroadcast of its first quarter results conference call to be held today, April 25, 2002, at 11:00 A.M. EDT. Listeners may access the webcast at www.streetevents.com or www.companyboardroom.com. The dial-in-number to access this operator-assisted call is toll free 1-888-224-3260 or toll (International) 973-317-5319. The webcast replay will be available shortly after the conference call and will be available online for one week following the call.


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
INTEGRATED DEFENSE TECHNOLOGIES
SUMMARY FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------
QUARTER ENDED MARCH 31 (UNAUDITED)                                     2002                      2001 (3)
                                                         ------------------------------
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                  PRO FORMA *          ACTUAL
-------------------------------------------------------------------------------------------------------------------
Revenue                                                       $68,393          $68,393           $58,775
Income from operations                                          6,355            6,355             4,753
Interest expense                                               (3,831)          (3,831)           (4,834)
Refinancing costs                                                 ---           (7,571)              ---
Other nonoperating income (expense), net                           21               21               ---
Income tax benefit (expense)                                     (993)           1,960              (559)
Extraordinary loss on the early extinguishment
  of debt (net of tax)                                            ---           (8,006)              ---
Net income (loss)                                              $1,552         $(11,072)            $(640)
Net income (loss) per share - diluted (1)                        $.09            $(.70)            $(.05)
Weighted average shares outstanding (1)
    Basic                                                      15,762           15,762            13,565
    Diluted                                                    17,442           17,442            15,328
-------------------------------------------------------------------------------------------------------------------

EBITDA (2)                                                     $9,284           $9,284            $9,162
-------------------------------------------------------------------------------------------------------------------

* Excludes the effects on earnings of the Company's debt retirement and refinancing charges, totaling $12.6 million or $.80 per share.

BUSINESS SEGMENT INFORMATION                                TOTAL           OPERATING
QUARTER ENDED MARCH 31, 2002 (UNAUDITED)                   REVENUE        INCOME (LOSS)       EBITDA (2)
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
Electronic Combat Systems                                 $32,221            $3,347           $5,223
Diagnostics & Power Systems                                21,685             1,729            2,177
Communications & Surveillance Systems                      14,232             1,552            2,069
All other                                                     255              (273)            (185)
-------------------------------------------------------------------------------------------------------------------
TOTAL COMPANY                                             $68,393            $6,355           $9,284
-------------------------------------------------------------------------------------------------------------------

(1) On February 5, 2002, the Company's Board of Directors approved an approximate 199 to 1 common stock split. The share and per share information presented above for the quarter ended March 31, 2001 has been restated to reflect this stock split.

(2) EBITDA represents income from operations plus depreciation and amortization expense. EBITDA is not a presentation made in accordance with accounting principles generally accepted in the United States, and as such, it should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other income or cash flow statement data prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. EBITDA is included in this earnings release to provide additional information with respect to the Company's ability to satisfy its debt service, capital expenditure and working capital requirements and because certain covenants in the Company's senior secured credit facility are based upon similar measures. The Company's EBITDA is not necessarily comparable to other similarly titled captions used by other companies.

(3) Effective first quarter 2002, the Company ceased amortization of its goodwill in accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. On a pro forma basis, first quarter 2001 income from operations would have been $6,280.


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INTEGRATED DEFENSE TECHNOLOGIES, INC.
FIRST QUARTER 2002

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
----------------------------------------------------------------------------------------------
                                                                 MARCH 31,        DECEMBER 31,
(IN THOUSANDS)                                                     2002              2001
----------------------------------------------------------------------------------------------
ASSETS
     Cash                                                          $ 10,317          $  3,893
     Restricted cash                                                    475               769
     Accounts receivable, net                                       116,427           113,863
     Income tax receivable                                              647               ---
     Inventories, net                                                13,721            13,567
     Prepaid expenses and other current assets                        3,384             2,028
     Deferred income taxes                                            6,612             6,645
                                                               -------------------------------
         TOTAL CURRENT ASSETS                                       151,583           140,765
     Property and equipment, net                                     44,387            45,548
     Goodwill, net                                                   83,734            83,734
     Other assets                                                     7,375             7,828
     Deferred income taxes                                            4,104               ---
                                                               -------------------------------
         TOTAL ASSETS                                              $291,183          $277,875
                                                               ===============================
LIABILITIES AND STOCKHOLDERS' EQUITY
     Revolving credit loan                                         $   ----          $  8,500
     Current portion of long-term debt                                4,950             9,164
     Accounts payable                                                12,997            14,802
     Accrued compensation                                             7,866             8,317
     Other accrued expenses                                          10,314            10,386
     Derivative liabilities                                             ---             5,568
     Income taxes payable                                               660               644
     Billings in excess of costs and earnings                         7,495             8,743
                                                               -------------------------------
         TOTAL CURRENT LIABILITIES                                   44,282            66,124
     Long-term debt                                                  80,050           153,561
     Deferred income taxes                                              ---               245
     Pension and other postretirement benefits                        6,547             6,675
                                                               -------------------------------
         TOTAL LIABILITIES                                          130,879           226,605
                                                               -------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                 160,304            51,270
                                                               -------------------------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $291,183          $277,875
                                                               ===============================

     THIS UNAUDITED INFORMATION IS PROVIDED FOR ANALYSIS PURPOSES ONLY.

     SOME ACCOUNT HEADINGS HAVE BEEN ABBREVIATED. IN THE EVENT OF DISCREPANCIES

     WITH PUBLISHED FINANCIAL REPORTS, THE PUBLISHED REPORTS WILL BE CONCLUSIVE.


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INTEGRATED DEFENSE TECHNOLOGIES, INC.
FIRST QUARTER 2002

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               QUARTER ENDED MARCH 31,
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                        2002              2001
--------------------------------------------------------------------------------------------------------
Revenue                                                                      $ 68,393           $58,775
Cost of revenue                                                                48,278            40,597
                                                                          ------------------------------
     Gross profit                                                              20,115            18,178

Selling, general and administrative expenses                                    9,968             8,625
Research and development and bid and proposal expenses                          3,575             3,036
Amortization of debt issuance costs, patents and goodwill                         217             1,764
                                                                          ------------------------------
     Income from operations                                                     6,355             4,753

Interest expense                                                               (3,831)           (4,834)
Refinancing costs                                                              (7,571)              ---
Other income (expense), net                                                        21               ---
                                                                          ------------------------------
     Loss before income taxes and
         extraordinary loss                                                    (5,026)              (81)

Income tax benefit (expense)                                                    1,960              (559)
                                                                          ------------------------------
     Loss before extraordinary loss                                            (3,066)             (640)

Extraordinary loss on early extinguishment of debt (net
     of income tax benefit of $5,119)                                          (8,006)              ---
                                                                          ------------------------------

     Net loss                                                                ($11,072)            ($640)
                                                                          ==============================

     Net loss per share - basic and diluted                                    ($0.70)           ($0.05)
                                                                          ==============================

Weighted average shares outstanding - basic and diluted                        15,762            13,565
                                                                          ==============================


Bookings                                                                     $ 70,300           $61,300
                                                                          ==============================

THIS UNAUDITED INFORMATION IS PROVIDED FOR ANALYSIS PURPOSES ONLY. SOME

ACCOUNT HEADINGS HAVE BEEN ABBREVIATED. IN THE EVENT OF DISCREPANCIES WITH

PUBLISHED FINANCIAL REPORTS, THE PUBLISHED REPORTS WILL BE CONCLUSIVE.

INTEGRATED DEFENSE TECHNOLOGIES BACKGROUND INFORMATION
Integrated Defense Technologies is a developer and provider of advanced electronics and technology products to the defense and intelligence industries. Our products are installed on or used in support of a wide array of military platforms to enhance their operational performance or extend their useful life. Our products are incorporated into approximately 250 programs, which, in turn, are installed on or support over 275 platforms. Integrated Defense employs more than 1,600 people in the United States and Canada.

FORWARD-LOOKING STATEMENTS
This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and the following: changes in demand for the Company's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, difficulties encountered in the integration of acquired businesses and other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, the availability of government funding, and general domestic and international business and political conditions. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.